INTANGIBLE ASSETS, NET -Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Detail) - Internal-use Software [Member] $ in Thousands	Dec. 31, 2020 USD ($)
Goodwill And Intangible Assets [Line Items]
2021	$ 1,346
2022	1,346
2023	1,313
Finite-lived intangible assets, net	$ 4,005